Exhibit 32.2


             Principal Financial Officer's Certification Pursuant To

                                  Section 1350
                             (Furnished, not filed)

In connection with the Annual Report of Tasker Capital Corp. (the Company) on Form 10-KSB for the year ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Arthur P. Bergeron, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

      1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Arthur P. Bergeron
----------------------
Arthur P. Bergeron
Chief Financial Officer